                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                          /s/ RICHARD E. RAINWATER
                                            ------------------------------------
                                                    Richard E. Rainwater
                                             Trust Manager and Chairman of the
                                                           Board

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                              /s/ JOHN C. GOFF

                                            ------------------------------------
                                                        John C. Goff
                                             Trust Manager and Vice Chairman of
                                                         the Board

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                            /s/ GERALD W. HADDOCK

                                            ------------------------------------
                                                     Gerald W. Haddock
                                             Trust Manager, President and Chief
                                                     Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                             /s/ DALLAS E. LUCAS

                                            ------------------------------------
                                                      Dallas E. Lucas
                                              Senior Vice President and Chief
                                                     Financial Officer

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                            /s/ ANTHONY M. FRANK

                                            ------------------------------------
                                                      Anthony M. Frank
                                                       Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                           /s/ MORTON H. MEYERSON

                                            ------------------------------------
                                                     Morton H. Meyerson
                                                       Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                            /s/ WILLIAM F. QUINN

                                            ------------------------------------
                                                      William F. Quinn
                                                       Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                           /s/ PAUL E. ROWSEY, III
                                            ------------------------------------
                                                    PAUL E. ROWSEY, III
                                                       Trust Manager

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints each of Gerald W. Haddock, David M. Dean and Dallas E. Lucas, and each of them, as his true and lawful attorney-in-fact and agent, each with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to sign any or all documents (including both pre- and post-effective amendments to this Registration Statement) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each said attorney-in-fact and agent might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any of them, may lawfully do or cause to be done by virtue hereof.

Date: October 14, 1997                            /s/ MELVIN ZUCKERMAN
                                            ------------------------------------
                                                      Melvin Zuckerman
                                                       Trust Manager